Visa Inc. to Acquire CyberSource April 21, 2010 Exhibit 99.2

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,”
“estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of Visa Inc. and CyberSource Corporation. The forward-
looking statements in this presentation address a variety of subjects including, for example, the expected date of closing of the acquisition and the potential benefits of the merger. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that CyberSource’s business will not be successfully integrated with Visa's business; costs associated with the merger; matters arising in connection with the parties' efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; and other events that could adversely impact the completion of the transaction, including industry or economic conditions outside of our control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Visa Inc.'s overall business, including those more fully described in Visa Inc.’s filings with the
SEC including its annual report on Form 10-K for the fiscal year ended September 30, 2009, and its quarterly report filed on Form 10-Q for the first quarter of
2010, and CyberSource’s overall business and financial condition, including those more fully described in CyberSource’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2009, and its quarterly reports filed on Form 10-Q for the current fiscal year. The forward-
looking statements in this presentation speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.
In connection with the proposed merger, CyberSource will file a proxy statement with the SEC. Additionally, CyberSource will file other relevant materials with the SEC in connection with the proposed acquisition of CyberSource by Visa pursuant to the terms of an Agreement and Plan of Merger by and among Visa,
CyberSource and Market St. Corp., a wholly-owned subsidiary of Visa. The materials to be filed by CyberSource with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from CyberSource by contacting its investor relations department by telephone at (650) 965-6000 or by mail at CyberSource, Investor Relations, 1295 Charleston Road, Mountain View, California
94043.  Investors and security holders of CyberSource are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.
CyberSource, Visa and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CyberSource stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CyberSource's executive officers and directors in the solicitation by reading CyberSource's proxy statement for its 2009 annual meeting of stockholders the Annual Report on Form 10-K/A for the fiscal year ended December 31,
2009, containing Part III information when filed with the SEC on or before April 30, 2010, and the proxy statement and other relevant materials filed with the
SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Visa's executive officers and directors by reading Visa's proxy statement for its 2010 annual meeting of stockholders.
Information concerning the interests of CyberSource's participants in the solicitation, which may, in some cases, be different than those of CyberSource's stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.  Additional information regarding CyberSource directors and executive officers is also included in CyberSource's proxy statement for its 2009 annual meeting of stockholders and will be included in the Annual
Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information.

Transaction Overview
• Visa to acquire all of CyberSource’s outstanding equity for $26.00 per share, or a total of $2.0 billion
• Financing – Visa cash balance supported by strong free cash flow
• Expected closing – Q3 CY2010
• Customary conditions including regulatory approval and
CyberSource stockholder vote
• Management
• Michael Walsh to continue as CyberSource President and CEO
• William McKiernan to serve as Executive Advisor
• CyberSource management team committed to continuing with
Visa

CyberSource®
the power of payment

VISA

CyberSource®

CyberSource at a Glance
A Payment Management Company
• Global Payment Processing
• Fraud Management
• Payment Security Management
Global Operations
Blue Chip Customer / Partner base
• Approximately 295,000 customers
• 50% of the Dow Jones Industrial companies
• Approximately 4,700 active Channel Partners
CyberSource processed $120 B in 2009
• One of every four dollars spent online in the U.S.
Leveraged Business Model
• 56% non-GAAP gross margin in Q4 2009
High Recurring Revenue
• More than 90% recurring revenue
Great Reputation
• High reliability
• Strong security
• World-class support
Enterprise
(CyberSource solution)
• Direct
• Tech Partners
• FI Referrals
Small Business
(Authorize.Net solution)
• ISO Channel
• Developers/Affiliates
• Direct

VISA
CyberSource the power of payment
MasterCard
BillMeLater
PayPal
QUOVA
CartaSi
Telcordia
Trustwave
CyberSource the power of payment

5
Acquirers & Payment Processors                 Fraud Detection Services                Payment Security Services
Merchant
Security
Transaction
Sales
Fraud
Fraud Mgmt
OMS
Fulfillment
CRM
Customer Svc
ERP
Finance
• Multi-type
• Multi-channel
• Multi-geo
• Systematic Fraud
• Manual Review
• Split Shipments
• Downgrades
• Payment Failures
• Reversals/Credits
• Add-on Sales
• Account Inquiries
• Reconciliation
• Chargeback
Mgmt
• PCI
Virtual Payment
Data Storage
Workflow Automation & Intelligence
Payments – Fraud Management – Payment Security
Mobile
Web
Call
Center
Kiosk
POS
Services Connections & Integration

Strategic Aspirations for 2015
Aspiration By 2015, Visa will…
Accelerate
electronification
Reach X% payments volume share of global PCE
Diversify
geographically
Generate 50% of revenue from outside U.S.
Embed processing
Ensure X% of all our transactions are
processed on VisaNet
Enter new
businesses
Drive X% of revenue from offerings that Visa does
not have commercialized in the market today
Differentiate
value proposition
Prioritize its investments in services that drive
unique value and can be monetized in negotiations
Maximize
shareholder value
Be a global top 75 company by market capitalization

Strategic Rationale
Combined assets will drive long-term
eCommerce growth by:
•
Accelerating
category growth and increasing usage
of Visa core products
•
Using
Visa’s client relations to drive global expansion
•
Building
on CyberSource’s merchant relationships to grow
Visa eCommerce solutions
•
Delivering
best-in-class fraud management and data
hosting solutions

Financial Considerations
Financing Approach
• Financed from available cash supported by strong free cash flow
Premium Paid
• Consistent with high-growth tech companies
• Significant goodwill and intangibles
Expected Dilution Impact
• Approximately 4-5¢ in Q4 fiscal 2010
• Slightly dilutive in fiscal 2011
Revenue Assumptions
• Primary focus on gateway, fraud and hosting fees
• Current acquiring business will evolve to a referral model consistent with Visa’s B-to-B focus
• Visa Europe will use CyberSource as a service provider on a profit sharing basis